CERTIFICATION OF PERIODIC REPORT
I, Louis E. Prezeau, the Chief Executive Officer and President of City National Bancshares Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
(1)	the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: : July 27, 2007

/s/ Louis E. Prezeau
Louis E. Prezeau
Chief Executive Officer and President

CERTIFICATION OF PERIODIC REPORT
I, Edward R. Wright, the Chief Financial Officer and Senior Vice President of City National Bancshares Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
(1)	the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: : July 27, 2007	/s/ Edward R. Wright
Edward R. Wright
Chief Financial Officer and Senior Vice President

20